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                                                                   EXHIBIT 23.2



                    CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-50303) of Acrodyne Communications, Inc. and its subsidiary, of our report dated March 31, 1999 except for the information in Note 13, for which the date is January 31, 2001, relating to the consolidated financial statements which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Philadelphia, PA
April 17, 2001